                                                                     EXHIBIT 21

Staff Builders, Inc. (DE)

         Staff Builders International, Inc. (NY)
         ATC Healthcare Services, Incorporated (GA)
                  ATC Staffing Services, Inc. (DE)
         Albert Gallatin Home Care, Inc. (DE)
         Careco, Inc. (MA)
         T.L.C. Midwest, Inc. (DE)
         Tender Loving Care Health Care Services, Inc. (CT)
         Home Health Care, Inc. (MD)
         Personnel Industries, Inc. (MD)
         T.L.C. Home Health Care, Inc. (FL)

                  T.L.C. Medicare Services of Dade, Inc. (FL)
                  T.L.C. Medicare Services of Broward, Inc. (FL)
                  Tender Loving Care Private Patient Company, Inc. (FL)

         Tender Loving Care Home Care Services, Inc. (NY)

                  U.S. Ethicare Corporation (DE)

                           U.S. Ethicare Albany Corporation (NY)
                           U.S. Ethicare Chautauqua Corporation (NY)
                           U.S. Ethicare Erie Corporation (NY)
                           U.S. Ethicare Niagara Corporation (NY)
                           U.S. Ethicare Onondaga Corporation (NY)
                           Ethicare Certified Services, Inc. (NY)

         Staff Builders, Inc. (NY)
                  Chelsea Computer Consultants, Inc. (NY) (approx. 83%)
                           Millenium Computer Systems, Inc. (NY)
                  SBPP, INC. (DE)
                  Albert Gallatin Services Corporation (PA)
                  S.B.H.F., Inc. (NY)
                  Staff Builders Services, Inc. (NY)
                           MedVisit, Inc. (NC)
                  Staff Builders Home Health Care, Inc. (DE)
                  Staff Builders Prescription Services, Inc. (FL)
                  Staff Builders Prescription Services, Inc. (CO) Professional Detail Services, Inc. (NY)
                  A Reliable Homemaker of Martin-St. Lucie County,
Inc.(FL)
                  St. Lucie Home Health Agency, Inc. (FL)
                  S.B. Assured Home Care, Inc. (DE)